UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
September 12, 2019
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification No.)
110 Rose Orchard Way San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 533-0288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Fiscal Year 2020 Compensation
On September 12, 2019, the Compensation Committee of the Board of Directors of Zscaler, Inc. approved terms of cash compensation for fiscal year 2020 (“Fiscal 20”) for the named executive officers identified below in the amounts reflected below:

Name and Title	Base Salary	Target Bonus
Remo Canessa, Chief Financial Officer	$350,000	$250,000
Amit Sinha, President of R&D, Operations and Customer Service, CTO	$350,000	$250,000
Manoj Apte, Chief Strategy Officer	$325,000	$175,000
Robert Schlossman, Chief Legal Officer	$315,000	$150,000
All changes were effective August 1, 2019, the first day of Fiscal 20.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZSCALER, INC.

Date:	September 18, 2019	By:	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer